UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): July 26, 2024

Artemis Merger Sub II LLC

(as successor-in-interest to SilverBow Resources, Inc.)

(Exact name of Registrant as specified in its charter)

Delaware	001-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Memorial City Way, Suite 850
Houston, Texas 77024
(Address of principal executive offices)

(281) 874-2700

(Registrant’s telephone number)

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SBOW	New York Stock Exchange
Preferred Stock Purchase Rights	None	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

As previously disclosed, on May 15, 2024, SilverBow Resources, Inc., a Delaware corporation (“SilverBow”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Crescent Energy Company, a Delaware corporation (“Crescent”), Artemis Acquisition Holdings Inc., a Delaware corporation and a direct wholly-owned subsidiary of Crescent (“Artemis Holdings”), Artemis Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Crescent (“Merger Sub Inc.”), and Artemis Merger Sub II LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Artemis Holdings (“Merger Sub LLC” and, together with Crescent, Artemis Holdings and Merger Sub Inc., the “Crescent Parties”). On July 30, 2024 (the “Closing Date”), Merger Sub Inc. merged with and into SilverBow (the “Initial Merger”), with SilverBow surviving the Initial Merger as the initial surviving corporation (the “Initial Surviving Corporation”), and the Initial Surviving Corporation then merged with and into Merger Sub LLC (the “Subsequent Merger” and, together with the Initial Merger, the “Mergers”), with Merger Sub LLC surviving the Subsequent Merger (the “Subsequent Surviving Company”) as a direct, wholly-owned subsidiary of Artemis Holdings, at which time the separate corporate existence of SilverBow ended. Promptly following the completion of the Mergers, Artemis Holdings contributed the Subsequent Surviving Company to Crescent Energy OpCo LLC, a Delaware limited liability company (“Crescent OpCo”), of which Crescent is the managing member, which in turn contributed the Subsequent Surviving Company to its wholly-owned subsidiary, Crescent Energy Finance LLC, a Delaware limited liability company (“Crescent Finance” ).

The events described in this Current Report on Form 8-K took place in connection with the consummation of the Mergers.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Mergers, on the Closing Date, SilverBow terminated all outstanding lender commitments (as applicable) under the (i) First Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 19, 2017, among SilverBow, JPMorgan Chase Bank, N.A., as administrative agent and issuing bank, and certain bank lenders thereto (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) and (ii) the Note Purchase Agreement, dated December 15, 2017, among SilverBow, the holders party thereto and U.S. Bank Trust Company, National Association (as successor-in-interest to U.S. Bank National Association), as agent and collateral agent (as amended, restated, supplemented or modified from time to time, the “Note Purchase Agreement” and, together with the Credit Agreement, the “Financing Agreements”). In connection with the termination of the Financing Agreements, on the Closing Date, all outstanding obligations for principal, interest and fees under the Financing Agreements were paid off in full and all guarantees in respect of and all liens securing any obligations under the Financing Agreements were terminated and released.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the effective time of the Initial Merger (the “Initial Merger Effective Time”), each share of SilverBow common stock, par value $0.01 per share (“SilverBow Common Stock”), issued and outstanding immediately prior to the Initial Merger Effective Time (other than excluded shares held by SilverBow as treasury stock or held by the Crescent Parties, any wholly-owned subsidiary of Crescent (other than Artemis Holdings, Merger Sub Inc. or Merger Sub LLC) or any wholly owned subsidiary of SilverBow), was converted into the right to receive, pursuant to the election procedures set forth in the Merger Agreement, one of the following forms of consideration: (A) a combination of 1.866 shares of Crescent’s Class A common stock, par value $0.0001 per share (the “Crescent Class A Common Stock”), and $15.31 in cash (the “Mixed Consideration”), (B) $38.00 in cash, subject to an aggregate cap of $400,000,000 less the cash paid as Mixed Consideration (the “Cash Election Consideration”), and (C) 3.125 shares of Crescent Class A Common Stock (such consideration, the “Stock Election Consideration” and, together with the Mixed Consideration and the Cash Election Consideration, the “Merger Consideration”).

In addition, immediately prior to the Initial Merger Effective Time:

(a)

each restricted stock unit award granted under the SilverBow 2016 Equity Incentive Plan or the SilverBow Inducement Plan (collectively, the “SilverBow Incentive Plans”) that was subject only to time-based vesting conditions (each, an “RSU Award”) and that was outstanding as of immediately prior to the Initial Merger Effective Time, whether vested or unvested, by virtue of the occurrence of the Initial Merger, automatically became vested and was canceled and converted into a right to receive (i) a cash payment equal to the product of (A) 50% of the number of shares of SilverBow Common Stock subject to the RSU Award as of immediately prior to the Initial Merger Effective Time multiplied by (B) the Cash Election Consideration and (ii) a number of shares of Crescent Class A Common Stock equal to the product of (A) 50% of the number of shares of SilverBow Common Stock subject to the RSU Award as of immediately prior to the Initial Merger Effective Time multiplied by (B) the Stock Election Consideration, in each case, less applicable withholdings for taxes;

(b)

each restricted stock unit award granted under a SilverBow Incentive Plan that was subject to both time-based vesting and performance-based vesting conditions (each, a “PSU Award”) that was outstanding as of immediately prior to the Initial Merger Effective Time, whether vested or unvested, by virtue of the occurrence of the Initial Merger, automatically became fully vested and was canceled and converted into a right to receive (i) a cash payment equal to the product of (A) 50% of the number of shares of SilverBow Common Stock subject to the PSU Award as of immediately prior to the Initial Merger Effective Time (assuming that any performance-based vesting conditions applicable to such PSU Award were achieved at the maximum level of performance) multiplied by (B) the Cash Election Consideration and (ii) a number of shares of Crescent Class A Common Stock equal to the product of (A) 50% of the number of shares of SilverBow Common Stock subject to the PSU Award as of immediately prior to the Initial Merger Effective Time (assuming that any performance-based vesting conditions applicable to such PSU Award were achieved at the maximum level of performance) multiplied by (B) the Stock Election Consideration, in each case, less applicable withholdings for taxes; and

(c)

each option to purchase shares of SilverBow Common Stock granted under a SilverBow Incentive Plan (each, an “Option”) that was outstanding immediately prior to the Initial Merger Effective Time and that had an exercise price per share of SilverBow Common Stock subject to such Option that was less than the Cash Election Consideration, whether vested or unvested, by virtue of the occurrence of the Initial Merger, automatically became fully vested and was canceled and converted into a right to receive a cash payment equal to the product of (i) the number of shares of SilverBow Common Stock subject to the Option as of immediately prior to the Initial Merger Effective Time multiplied by (ii) the difference between the Cash Election Consideration and the exercise price per share of SilverBow Common Stock subject to such Option, less applicable withholdings for taxes. Each Option that had an exercise price per share of SilverBow Common Stock subject to such Option that equaled or exceeded the Cash Election Consideration was canceled for no consideration.

The issuance of shares of Crescent Class A Common Stock pursuant to the terms of the Merger Agreement was registered under the Securities Act of 1933, as amended, pursuant to Crescent’s registration statement on Form S-4, as amended (File No. 333-280162), which was declared effective by the SEC on June 27, 2024. The joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) included in Crescent’s registration statement contains additional information about the Mergers.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Prior to the consummation of the Mergers, shares of SilverBow Common Stock were listed and traded on the New York Stock Exchange (the “NYSE”) under the trading symbol “SBOW.” In connection with the consummation of the Mergers, SilverBow notified the NYSE that the Mergers had been completed and requested that the NYSE delist the shares of SilverBow Common Stock. Upon SilverBow’s request, the NYSE filed a notification of removal from listing on Form 25 with the SEC with respect to the delisting and the deregistration of shares of SilverBow Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The SilverBow Common Stock ceased being traded prior to the opening of the market on July 30, 2024, and is no longer listed on NYSE.

In addition, the Subsequent Surviving Company, as successor-in-interest to SilverBow, intends to file with the SEC a Form 15 requesting that the reporting obligations of SilverBow under Sections 13 and 15(d) of the Exchange Act be suspended and that the registration of shares of SilverBow Common Stock under Section 12(g) of the Exchange Act be terminated.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introduction, Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Initial Merger Effective Time, each holder of shares of SilverBow Common Stock outstanding immediately prior to the Initial Merger Effective Time ceased to have any rights as a stockholder of SilverBow other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introduction, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Initial Merger, at the Initial Merger Effective Time, SilverBow became a wholly-owned subsidiary of Crescent. Immediately following the Initial Merger, SilverBow merged with and into Merger Sub LLC, with Merger Sub LLC surviving the merger as a direct, wholly-owned subsidiary of Artemis Holdings. Promptly following the completion of the Mergers, Artemis Holdings contributed the Subsequent Surviving Company to OpCo, of which Crescent is the managing member, which in turn contributed the Subsequent Surviving Company to its wholly-owned subsidiary, Crescent Finance.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, effective as of the Initial Merger Effective Time, each member of the board of directors and each officer of SilverBow as of immediately prior to the Initial Merger Effective Time ceased his or her respective service as a director or officer of SilverBow. Such cessations of service were not related to any disagreement with SilverBow on any matter related to SilverBow’s operations, policies or practices.

On July 26, 2024, SilverBow entered into transaction bonus agreements with each of Sean C. Woolverton, Christopher M. Abundis and Steven W. Adam (collectively, the “Transaction Bonus Agreements”) pursuant to which Messrs. Woolverton, Abundis and Adam will receive a cash bonus in the amount of $1,000,000, $650,000 and $700,000, respectively, following the closing of the transactions contemplated by the Merger Agreement. The Transaction Bonus Agreements also extend the post-employment non-compete period under Mr. Woolverton’s employment agreement from 24 months to 30 months, under Mr. Abundis’ employment agreement from 18 months to 27 months and under Mr. Adam’s employment agreement from 18 months to 24 months. The foregoing description of the Transaction Bonus Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of the Transaction Bonus Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Pursuant to the Merger Agreement, at the effective time of the Subsequent Merger (the “Subsequent Merger Effective Time”), the directors and officers of Merger Sub LLC became the directors and officers of the Subsequent Surviving Company.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Initial Merger, the certificate of incorporation and bylaws of the Initial Surviving Corporation were each amended and restated in their entirety. The certificate of incorporation and bylaws, each as amended and restated, of the Initial Surviving Corporation are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

At the Subsequent Merger Effective Time, the certificate of formation and limited liability company agreement of Merger Sub LLC as in effect immediately prior to the Subsequent Merger Effective Time became the certificate of formation and limited liability company agreement of the Subsequent Surviving Company. The certificate of formation and limited liability company agreement of the Subsequent Surviving Company are attached as Exhibits 3.3 and 3.4, respectively, to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 29, 2024, SilverBow held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Mergers.

As of June 28, 2024, the record date for the Special Meeting, there were 25,539,615 shares of SilverBow Common Stock outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, a total of 17,049,736 shares of SilverBow Common Stock, representing approximately 66.75% of the outstanding shares entitled to vote, were present virtually or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

(1) a proposal to adopt the Merger Agreement (the “Merger Proposal”); and

(2) a proposal to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to SilverBow’s named executive officers that is based on or otherwise relates to the mergers (the “Advisory Compensation Proposal”).

The final voting results for each proposal are described below. For more information on each of these proposals, see the definitive Joint Proxy Statement/Prospectus filed with the SEC on June 28, 2024.

1.	SilverBow’s stockholders approved the Merger Proposal by the following vote:

For	Against	Abstain	Broker Non-Votes
16,948,630	65,372	35,734	0

2.	SilverBow’s stockholders voted against the approval of the Advisory Compensation Proposal by the following vote:

For	Against	Abstain	Broker Non-Votes
5,190,476	11,786,372	72,888	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 15, 2024, by and among SilverBow and the Crescent Parties (incorporated by reference to Exhibit 2.1 to SilverBow Resources, Inc.’s Current Report on Form 8-K (File No. 001-08754) filed with the SEC on May 16, 2024).

3.1	Amended and Restated Certificate of Incorporation of SilverBow Resources, Inc.

3.2	Fourth Amended and Restated Bylaws of SilverBow Resources, Inc.

3.3	Certificate of Formation of Artemis Merger Sub II LLC.

3.4	Limited Liability Company Agreement of Artemis Merger Sub II LLC.

10.1	Form of Transaction Bonus Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTEMIS MERGER SUB II LLC
(as successor-in-interest to SilverBow Resources, Inc.)

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Senior Vice President

Date: July 30, 2024